Exhibit 10.23

Amendment Deed to

Business Sale Agreement

The parties specified in Schedule 1

Asia Pacific Transport Pty Ltd

(Receivers and Managers Appointed)

(Subject to Deed of Company Arrangement)

Freight Link Pty Ltd

(Receivers and Managers Appointed)

(Subject to Deed of Company Arrangement)

GWA (North) Pty Limited

Genesee & Wyoming Inc.

Deutsche Bank Place

Corner Hunter and Phillip Streets

Sydney NSW 2000

Australia

Tel 61 2 9230 4000

Fax 61 2 9230 5333

www.aar.com.au

© Copyright Allens Arthur Robinson 2010

Amendment Deed to Business Sale Agreement

Table of Contents

1.	Definitions and Interpretation		3

	1.1	Definitions	3
	1.2	Interpretation	3

2.	Amendments		4

3.	Remaining Provisions Unaffected		4

4.	Sale Document		4

Schedule 1

Amendment Deed to Business Sale Agreement

Date	27 October 2010

Parties

1.	The parties specified in schedule 1 (JV SPV Sellers);

2.	Freight Link Pty Ltd (Receivers and Managers Appointed) (Subject to Deed of Company Arrangement) (ACN 093 011 628) of 1 Station Place, Hindmarsh, South Australia 5007 (FreightLink);

3.	Asia Pacific Transport Pty Ltd (Receivers and Managers Appointed) (Subject to Deed of Company Arrangement) (ACN 082 501 942) of 1 Station Place, Hindmarsh, South Australia 5007 (APT);

4.	GWA (North) Pty Limited (ACN 144 081 774) of 320 Churchill Road, Kilburn, South Australia 5084 (Purchaser); and

5.	Genesee & Wyoming Inc of 66 Field Point Road, Suite 200, Greenwich, CT 06830, United States of America (Purchaser’s Guarantor).

Recitals

A	The parties are parties to a business sale agreement dated 9 June 2010 under which APT, the JV SPV Sellers and FreightLink have agreed to sell the Business and the Business Assets and the Purchaser has agreed to purchase the Business and the Business Assets and the Purchaser’s Guarantor has agreed to guarantee the obligations of the Purchaser (the Principal Agreement).

B	The parties wish to amend the Principal Agreement in the manner set out in this Deed.

It is agreed as follows.

1.	Definitions and Interpretation

1.1	Definitions

Definitions in the Principal Agreement apply in this Deed unless the context requires otherwise.

1.2	Interpretation

Clauses 1.2, 1.3 and 23.8 to 23.13 inclusive of the Principal Agreement apply as if incorporated in this Deed.

3

Amendment Deed to Business Sale Agreement

2.	Amendments

The Principal Agreement is amended as follows.

(a)	(Clause 1.1) The definition of ‘Cut-Off Date’ in clause 1.1 is deleted and replaced with the following new definition.

Cut-Off Date means 180 days from the date of this document.

3.	Remaining Provisions Unaffected

Except as specifically amended by this Deed, the provisions of the Principal Agreement remain in full force and effect.

4.	Sale Document

This deed is a Sale Document for the purposes of the Principal Agreement.

4

Amendment Deed to Business Sale Agreement

Executed and delivered as a deed

Executed by Brown & Root Investments	)
Pty Ltd (Receivers and Managers	)
Appointed) by one of its joint and several	)
receivers and managers Martin Madden or	)
David Winterbottom:	)
)

SIGNATURE OF KATE CONNEELY		SIGNATURE OF MARTIN MADDEN

Witness		Receiver and Manager

/s/ KATE CONNEELY		/s/ MARTIN MADDEN

Name of Witness (print)		Name of Receiver and Manager (print)

Executed by Brown & Root Investments	)
(No.1) Pty Ltd (Receivers and Managers	)
Appointed) by one of its joint and several	)
receivers and managers Martin Madden or	)
David Winterbottom:	)
)

SIGNATURE OF KATE CONNEELY		SIGNATURE OF MARTIN MADDEN

Witness		Receiver and Manager

/s/ KATE CONNEELY		/s/ MARTIN MADDEN

Name of Witness (print)		Name of Receiver and Manager (print)

Amendment Deed to Business Sale Agreement

Executed by GWA Northern Pty Ltd	)
(Receivers and Managers Appointed) by	)
one of its joint and several receivers and	)
managers Martin Madden or David	)
Winterbottom:	)

SIGNATURE OF KATE CONNEELY		SIGNATURE OF MARTIN MADDEN
Witness		Receiver and Manager

/s/ KATE CONNEELY		/s/ MARTIN MADDEN

Name of Witness (print)		Name of Receiver and Manager (print)

Executed by ARG Sell Down No.1 Pty Ltd	)
(Receivers and Managers Appointed) by	)
one of its joint and several receivers and	)
managers Martin Madden or David	)
Winterbottom:	)

SIGNATURE OF KATE CONNEELY		SIGNATURE OF MARTIN MADDEN
Witness		Receiver and Manager

/s/ KATE CONNEELY		/s/ MARTIN MADDEN

Name of Witness (print)		Name of Receiver and Manager (print)

Executed by Darwin Rail No.1 Pty Limited	)
(Receivers and Managers Appointed) by	)
one of its joint and several receivers and	)
managers Martin Madden or David	)
Winterbottom:	)

SIGNATURE OF KATE CONNEELY Witness /s/ KATE CONNEELY Name of Witness (print)		SIGNATURE OF MARTIN MADDEN Receiver and Manager /s/ MARTIN MADDEN Name of Receiver and Manager (print)

Amendment Deed to Business Sale Agreement

Executed by Darwin Rail No.3 Pty Limited	)
(Receivers and Managers Appointed) by	)
one of its joint and several receivers and	)
managers Martin Madden or David	)
Winterbottom:	)

SIGNATURE OF KATE CONNEELY Witness /s/ KATE CONNEELY Name of Witness (print)		SIGNATURE OF MARTIN MADDEN Receiver and Manager /s/ MARTIN MADDEN Name of Receiver and Manager (print)

Executed by John Holland AD Investments	)
Pty Ltd (Receivers and Managers	)
Appointed) by one of its joint and several	)
receivers and managers Martin Madden or	)
David Winterbottom:	)
)

SIGNATURE OF KATE CONNEELY Witness /s/ KATE CONNEELY Name of Witness (print)		SIGNATURE OF MARTIN MADDEN Receiver and Manager /s/ MARTIN MADDEN Name of Receiver and Manager (print)

Amendment Deed to Business Sale Agreement

Executed by JH Rail Investments Pty Ltd	)
(Receivers and Managers Appointed) by	)
one of its joint and several receivers and	)
managers Martin Madden or David	)
Winterbottom:	)

SIGNATURE OF KATE CONNEELY Witness /s/ KATE CONNEELY Name of Witness (print)		SIGNATURE OF MARTIN MADDEN Receiver and Manager /s/ MARTIN MADDEN Name of Receiver and Manager (print)

Executed by Zelmex Pty Limited	)
(Receivers and Managers Appointed) by	)
one of its joint and several receivers and	)
managers Martin Madden or David	)
Winterbottom:	)

SIGNATURE OF KATE CONNEELY Witness /s/ KATE CONNEELY Name of Witness (print)		SIGNATURE OF MARTIN MADDEN Receiver and Manager /s/ MARTIN MADDEN Name of Receiver and Manager (print)

Amendment Deed to Business Sale Agreement

Executed by Joetel Pty Limited (Receivers	)
and Managers Appointed) by one of its	)
joint and several receivers and managers	)
Martin Madden or David Winterbottom:	)
)

SIGNATURE OF KATE CONNEELY Witness /s/ KATE CONNEELY Name of Witness (print)		SIGNATURE OF MARTIN MADDEN Receiver and Manager /s/ MARTIN MADDEN Name of Receiver and Manager (print)

Executed by Macmahon Rail Investments	)
Pty Limited (Receivers and Managers	)
Appointed) by one of its joint and several	)
receivers and managers Martin Madden or	)
David Winterbottom:	)
)

SIGNATURE OF KATE CONNEELY Witness /s/ KATE CONNEELY Name of Witness (print)		SIGNATURE OF MARTIN MADDEN Receiver and Manager /s/ MARTIN MADDEN Name of Receiver and Manager (print)

Amendment Deed to Business Sale Agreement

Executed by Thomco (No. 2021) Pty Ltd	)
(Receivers and Managers Appointed) by	)
one of its joint and several receivers and	)
managers Martin Madden or David	)
Winterbottom:	)

SIGNATURE OF KATE CONNEELY Witness /s/ KATE CONNEELY Name of Witness (print)		SIGNATURE OF MARTIN MADDEN Receiver and Manager /s/ MARTIN MADDEN Name of Receiver and Manager (print)

Executed by S.A.N.T (MGT-UJV) Pty Ltd	)
(Receivers and Managers Appointed) by	)
one of its joint and several receivers and	)
managers Martin Madden or David	)
Winterbottom:	)

SIGNATURE OF KATE CONNEELY Witness /s/ KATE CONNEELY Name of Witness (print)		SIGNATURE OF MARTIN MADDEN Receiver and Manager /s/ MARTIN MADDEN Name of Receiver and Manager (print)

Amendment Deed to Business Sale Agreement

Executed by S.A.N.T (TERM-UJV) Pty Ltd	)
(Receivers and Managers Appointed) by	)
one of its joint and several receivers and	)
managers Martin Madden or David	)
Winterbottom:	)

SIGNATURE OF KATE CONNEELY Witness /s/ KATE CONNEELY Name of Witness (print)		SIGNATURE OF MARTIN MADDEN Receiver and Manager /s/ MARTIN MADDEN Name of Receiver and Manager (print)

Executed by Northern Railway Aboriginal	)
Investment Pty Ltd (Receivers and	)
Managers Appointed), by one of its joint	)
and several receivers and managers Martin	)
Madden or David Winterbottom:	)
)

SIGNATURE OF KATE CONNEELY Witness /s/ KATE CONNEELY Name of Witness (print)		SIGNATURE OF MARTIN MADDEN Receiver and Manager /s/ MARTIN MADDEN Name of Receiver and Manager (print)

Amendment Deed to Business Sale Agreement

Executed by Central Railway Aboriginal	)
Investment Pty Ltd (Receivers and	)
Managers Appointed), by one of its joint	)
and several receivers and managers Martin	)
Madden or David Winterbottom:	)
)

SIGNATURE OF KATE CONNEELY Witness /s/ KATE CONNEELY Name of Witness (print)		SIGNATURE OF MARTIN MADDEN Receiver and Manager /s/ MARTIN MADDEN Name of Receiver and Manager (print)

Executed by NAM NT Rail Pty Limited	)
(Receivers and Managers Appointed), by	)
one of its joint and several receivers and	)
managers Martin Madden or David	)
Winterbottom:	)

SIGNATURE OF KATE CONNEELY Witness /s/ KATE CONNEELY Name of Witness (print)		SIGNATURE OF MARTIN MADDEN Receiver and Manager /s/ MARTIN MADDEN Name of Receiver and Manager (print)

Amendment Deed to Business Sale Agreement

Executed by SIF Railway No. 1 Pty Limited	)
(Receivers and Managers Appointed) by	)
one of its joint and several receivers and	)
managers Martin Madden or David	)
Winterbottom:	)

SIGNATURE OF KATE CONNEELY Witness /s/ KATE CONNEELY Name of Witness (print)		SIGNATURE OF MARTIN MADDEN Receiver and Manager /s/ MARTIN MADDEN Name of Receiver and Manager (print)

Executed by Memax Pty Limited	)
(Receivers and Managers Appointed) by	)
one of its joint and several receivers and	)
managers Martin Madden or David	)
Winterbottom:	)

SIGNATURE OF KATE CONNEELY Witness /s/ KATE CONNEELY Name of Witness (print)		SIGNATURE OF MARTIN MADDEN Receiver and Manager /s/ MARTIN MADDEN Name of Receiver and Manager (print)

Amendment Deed to Business Sale Agreement

Executed by Nortfol Pty Limited (Receivers	)
and Managers Appointed) by one of its	)
joint and several receivers and managers	)
Martin Madden or David Winterbottom:	)
)

SIGNATURE OF KATE CONNEELY Witness /s/ KATE CONNEELY Name of Witness (print)		SIGNATURE OF MARTIN MADDEN Receiver and Manager /s/ MARTIN MADDEN Name of Receiver and Manager (print)

Executed by Asia Pacific Transport Pty	)
Ltd (Receivers and Managers Appointed))
(Subject to Deed of Company	)
Arrangement) by one of its joint and	)
several receivers and managers Martin	)
Madden or Jannamaria Robertson:	)
)

SIGNATURE OF KATE CONNEELY Witness /s/ KATE CONNEELY Name of Witness (print)		SIGNATURE OF MARTIN MADDEN Receiver and Manager /s/ MARTIN MADDEN Name of Receiver and Manager (print)

Amendment Deed to Business Sale Agreement

Executed by Freight Link Pty Ltd	)
(Receivers and Managers Appointed))
(Subject to Deed of Company	)
Arrangement) by one of its joint and	)
several receivers and managers Martin	)
Madden or Jannamaria Robertson:	)

SIGNATURE OF KATE CONNEELY Witness /s/ KATE CONNEELY Name of Witness (print)		SIGNATURE OF MARTIN MADDEN Receiver and Manager /s/ MARTIN MADDEN Name of Receiver and Manager (print)

Executed in accordance with section 127 of	)
the Corporations Act 2001 by GWA (North))
Pty Limited	)

SIGNATURE OF ROBERT EASTHOPE Company Secretary/Director /s/ ROBERT EASTHOPE Name of Company Secretary/Director (print)		SIGNATURE OF MARK W HASTINGS Director /s/ MARK W HASTINGS Name of Director (print)

Signed for Genesee & Wyoming Inc by its	)
Authorised Representative in the presence of	)
)

SIGNATURE OF ROBERT EASTHOPE Witness /s/ ROBERT EASTHOPE Name of Witness (print)		SIGNATURE OF MARK W HASTINGS Authorise Representative /s/ MARK W HASTINGS Name of Authorised Representative (print)